PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated May 24, 2022,
to
Updating Summary Prospectuses dated May 1, 2022,
for
PruLife® Custom Premier II and VUL Protector® Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

The Templeton Growth VIP Fund (Class 2) (“the Fund”) has restated its expenses. The following changes apply.

1) The Annual Fee table in the IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT section is hereby deleted and replaced with the following.

Annual Fee	Minimum	Maximum
Investment options (Fund fees and expenses)	0.29%	1.16%

2) The Fund row in APPENDIX A: Funds Available Under the Contract is hereby deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2021
			1 year	5 year	10 year
Large-Cap Value	Templeton Growth VIP Fund (Class 2) - Templeton Global Advisors Limited	1.12%^	4.87%	5.21%	7.36%

^ The Fund’s annual current expense reflects temporary fee reductions.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP167
PCP2, PCP214, PCP215, VULP14, VULP15, VULP18, VULP21